UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2008

LEE FINE ARTS, INC.
________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

NEVADA	000-52564	51-0588752
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of organization)	Number)	Identification Number)

3701 SACRAMENTO STREET, #104, SAN FRANCISCO, CA 94118
________________________________________________________________________________________
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:   (415) 505-9659

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On April 30, 2008, Lee Fine Arts, Inc. (the “Company”) and International Capital Exchange, Inc. (“ICX”) filed a complaint in the United States District Court for the Central District of California against Gordon Dihle (“Dihle”), who served as the Company’s and ICX’s former counsel, for Injunctive Relief and  Breach of Fiduciary Duty (Lee Fine Arts, Inc., et al. v. Gordon Dihle, USDC for the Central District of California, Case No. CV08-02839 ODW) (the “Complaint”).

Among other things, the Complaint alleges that Dihle, in his former role as counsel to the Company and ICX, has possession of books and records of the Company and ICX, which are necessary to the conduct of the businesses of each, and necessary for the filing of periodic reports by the Company with the United States Securities and Exchange Commission (“SEC”).  The Complaint further alleges that despite demand by the Company and ICX, Dihle has refused to deliver to the Company and ICX, books and records of the Company and ICX in his possession.

The Complaint further alleges in the foregoing regard that the books and records being held by Dihle include, but are not limited to, documents containing information regarding the history of the Company and ICX; information regarding the Company’s and ICX’s corporate status in various states in which they transact business; the Company’s and ICX’s organizational structures; their executive compensation structures; the number of shares of stock issued by the Company and/or ICX and the identities of their respective shareholders; the identities of the Company’s and ICX’s subsidiaries and/or affiliated companies; and other information concerning the respective financial condition of the Company and ICX.

The Complaint further alleges that the Company was required to file a Form 10-KSB with the SEC no later than March 31, 2008, and that compliance is not possible without access to the Company’s and ICX’s books and records possessed  by Dihle. The Complaint alleges that because of Dihle’s refusal to turn over the  Company’s and ICX’s books and records, the Company has missed the SEC deadline  filing for its Form 10-KSB.

Among other things, the Complaint seeks damages and injunctive relief against Dihle requiring him to immediately surrender possession of the Company’s and ICX’s books and records, and prohibiting him from destroying such books and records or transferring them to any person except the Company’s and ICX’s new counsel.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 6, 2008

LEE FINE ARTS, INC.

By: /s/ Charles Volk
Charles Volk, Director

By: /s/ Charles Lamberson
Charles Lamberson, Director